SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

Deutsche Real Assets Fund

Effective June 1, 2017 the following information supplements the current information under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the fund’s prospectuses and summary prospectuses.

For the periods reflected in the Average Annual Total Returns table, the Blended Index was composed of 30% in the DJ Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 10% in the Bloomberg Barclays US Treasury Inflation Notes Total Return Index, 7.5% in the MSCI World Energy Index, and 7.5% in the MSCI World Materials Index.

Effective June 1, 2017, the Blended Index will be composed of 30% in the DJ Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 15% in the S&P Global Natural Resources Index and 10% in the Bloomberg Barclays US Treasury Inflation Notes Total Return Index. Returns of the Blended Index as modified will first be included in the fund’s prospectus dated August 1, 2017.

Please Retain This Supplement for Future Reference

May 23, 2017
PROSTKR-820